                                                                  Exhibit 10.9.3

                                                                       EXECUTION

                   LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                      THIRD AMENDMENT AND LIMITED WAIVER
                              TO CREDIT AGREEMENT

          THIS THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Amendment") is dated as of October 16, 2000 and entered into by and among LOEWS CINEPLEX ENTERTAINMENT CORPORATION ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES hereof (each individually referred to as a "Lender" and collectively as "Lenders"), BANKERS TRUST COMPANY ("BTCo"), as administrative agent for Lenders (in such capacity, "Administrative Agent") and as a Co-Syndication Agent, BANK OF AMERICA, N.A., as a Co-Syndication Agent, THE BANK OF NEW YORK, as a Co-Syndication Agent, and CREDIT SUISSE FIRST BOSTON, as a Co-Syndication Agent, and is made with reference to that certain Credit Agreement dated as of May 14, 1998 (as amended by the First Amendment thereto dated as of February 29, 2000 and the Second Amendment and Limited Waiver thereto dated as of September 19, 2000 (the "Second Amendment"), the "Credit Agreement"), by and among Company, Lenders, Administrative Agent and Co-Syndication Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, Company previously requested that Lenders waive compliance with certain covenants, and Lenders agreed to waive compliance with such covenants, in each case as set forth in the Second Amendment;

          WHEREAS, Company desires to modify the terms of the Second Amendment; and

          WHEREAS, Lenders have agreed to such modifications to the Second Amendment, subject to the terms, conditions and agreements set forth herein, including certain amendments to the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENT TO THE SECOND AMENDMENT

          Section 1 of the Second Amendment is hereby amended by deleting the reference to "November 29, 2000" as the waiver expiration date in the penultimate paragraph thereof and substituting "November 24, 2000" therefor.

Section 2.  AMENDMENTS TO THE CREDIT AGREEMENT

     2.1  Amendments to Section 2:  Amounts and Terms of Commitments and Loans
          --------------------------------------------------------------------

          A. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting the final paragraph thereof and substituting the following:

          "Anything contained in this Agreement to the contrary notwithstanding, the Tranche A Revolving Loans and the Tranche A Revolving Commitment shall be subject to the following limitations:

          (i) in no event shall the Total Utilization of the Tranche A Revolving Loan Commitments exceed the Tranche A Revolving Loan Commitments then in effect; and

          (ii) in no event shall the aggregate principal amount of outstanding Tranche A Revolving Loans and the Total Utilization of the Tranche A Revolving Loan Commitments exceed the correlative amounts for the periods shown below:

         Period                  Maximum Principal Amount of        Maximum Total Utilization of
     ----------------------        Outstanding Tranche A               Tranche A Revolving Loan
                                      Revolving Loans                       Commitments
                                ----------------------------        ----------------------------
     September 9, 2000    -               $659,200,000                      $675,300,000
      September 15, 2000
     September 16, 2000   -               $681,200,000                      $697,300,000
      September 22, 2000
     September 23, 2000   -               $685,000,000                      $701,100,000
      September 29, 2000
     September 30, 2000   -               $696,600,000                      $712,700,000
      October 6, 2000
     October 7, 2000      -               $692,300,000                      $708,400,000
      October 13, 2000
     October 14, 2000     -               $697,600,000                      $713,700,000
      December 1, 2000

     ; provided that, upon the payment by Company of all accrued and unpaid
       --------
     interest due and owing with respect to the Loans as of October 16, 2000 on October 16, 2000 in accordance with the terms of the Credit Agreement, for the period from October 14, 2000-December 1, 2000, the (x) Maximum Principal Amount of Outstanding Tranche A Revolving Loans shall be $705,000,000 and (y) Maximum Total Utilization of Tranche A Revolving Loan Commitments shall be $721,100,000; provided further that, from and after
                                        -------- -------
     the date of the consummation of the sale of the Coronet 1 & 2 Theatres ("Coronet Sale Date"), for the period from the first day immediately following the Coronet Sale Date through December 1, 2000, the (x) Maximum Principal Amount of Outstanding

     Tranche A Revolving Loans shall be $700,000,000 and (y) Maximum Total Utilization of Tranche A Revolving Loan Commitments shall be $716,100,000.

Section 3.  ADDITIONAL AGREEMENTS OF COMPANY

            A. Notwithstanding anything to the contrary contained in the Second Amendment, the obligations of Company under Section 4 of the Second Amendment shall be deemed to be satisfied upon Company's delivery to counsel to the Administrative Agent with irrevocable instructions to record mortgages, deeds of trust, fixture filings and other security agreements with respect to the real property set forth on Schedule A annexed hereto (the "New Jersey Mortgages") on or before October 16, 2000, in each case in form and substance reasonably satisfactory to Administrative Agent and its counsel. Notwithstanding anything in the New Jersey Mortgages or any of the other Loan Documents to the contrary,
(x) the New Jersey Mortgages shall only secure the aggregate amount of the Tranche A Revolving Loans in excess of $655,000,000 and the aggregate amount of the Total Utilization of the Tranche A Revolving Loan Commitments in excess of $671,100,000 and (y) the New Jersey Mortgages shall be released in the event that (i) the aggregate amount of the outstanding Tranche A Revolving Loans is reduced below $655,000,000 and the Total Utilization of the Tranche A Revolving Loan Commitments is reduced below $671,100,000 and (ii) during the continuance of the conditions described in the immediately preceding clause (i), Company shall have either (a) delivered an irrevocable notice to Administrative Agent permanently reducing the Tranche A Revolving Loan Commitments below $671,100,000 in accordance with the terms of the Credit Agreement or (b) the Tranche A Revolving Loan Commitments shall have been permanently reduced below $671,100,000 in accordance with the terms of the Credit Agreement.

            B. In addition to the foregoing, Company hereby agrees that, within two Business Days of Company and/or one or more of its Subsidiaries entering into an agreement with respect to the sale or other disposition of all or any portion of the real property and/or improvements comprising Coronet 1 & 2 Theatres, Company and/or its applicable Subsidiaries, as the case may be, shall assign the right to receive up to $5,000,000 of the proceeds with respect to such sale or other disposition to Administrative Agent for the benefit of Lenders to the extent that application of such assigned proceeds will enable Company to comply with the further proviso set forth in the final paragraph of subsection 2.1A(i) of the Credit Agreement as amended by this Amendment, all pursuant to documentation in form and substance reasonably satisfactory to Administrative Agent and its counsel.

            C. In consideration for the agreements of the Lenders in this Amendment, (x) Company agrees to pay (i) $250,000 to Administrative Agent's counsel on or before October 20, 2000 as an advance against fees for legal services to be rendered and expenses to be incurred by such counsel and (ii) $250,000 for fees of a financial advisor to Lenders to be designated by Agents for financial advisory services within two days of Agents' designation of such financial advisor. Company agrees to cooperate fully with counsel to the Administrative Agent and the financial advisor to Lenders to promptly supply to such counsel, such financial advisor, Agents and Lenders all information and other materials requested by such counsel and/or such financial advisor with respect to all matters relating to the finances, operations and prospects of Company. Company agrees to deliver to Agents and Lenders on or before October 23, 2000 a revised budget for Company and its Subsidiaries for the period from and including October 16, 2000 through and including February 28, 2002.

            D.  Failure to comply with any of the agreements set forth in this
Section 3 shall constitute an Event of Default.

Section 4.  CONDITIONS TO EFFECTIVENESS

     4.1  General
          -------

               Sections 1, 2 and 3 of this Amendment shall become effective only upon the satisfaction of all of the conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date") set forth in this Section 4.

     4.2  Deliveries by Company
          ---------------------

               A. Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

               (i) an Officers' Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement and in the Collateral Documents are true, correct and complete in all material respects on and as of the Third Amendment Effective Date (after giving effect to the provisions of Sections 1, 2 and 3 of this Amendment) to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date), that no Event of Default or Potential Event of Default has occurred and is continuing and that Company and its Subsidiaries have performed in all material respects all agreements and satisfied all conditions that the Credit Agreement, the Collateral Documents and the Second Amendment (after giving effect to the provisions of Sections 1, 2 and 3 of this Amendment) provide shall be performed or satisfied by them on or before the Third Amendment Effective Date;

               (ii)  executed copies of this Amendment; and

               (iii) such other documents as Administrative Agent shall reasonably request.

     4.3  Delivery of New Jersey Mortgages
          --------------------------------

               Company shall have delivered to counsel for the Administrative Agent with irrevocable instructions to record the mortgages, deeds of trust, fixture filings and security agreements referenced in Section 3A of this Amendment.

     4.4  Completion of Proceedings
          -------------------------

               On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 5.     COMPANY'S REPRESENTATIONS AND WARRANTIES

     5.1  Representations and Warranties
          ------------------------------

               In order to induce Lenders to enter into this Amendment and to amend the Second Amendment and the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

               A. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

               B. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

               C. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the constituent documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries except as contemplated by the terms of the Amended Agreement, or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

               D. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

               E. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               F. The representations and warranties contained in Section 5 of the Credit Agreement and in the Collateral Documents are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

               G. After giving effect to the provisions of this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 6.  MISCELLANEOUS

6.1  Reference to and Effect on the Credit Agreement and the Other Loan
     ------------------------------------------------------------------
     Documents
     ---------

               A. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     6.2  Fees and Expenses
          -----------------

               Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     6.3  Headings
          --------

               Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     6.4  Applicable Law
          --------------

               THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     6.5  Counterparts; Effectiveness
          ---------------------------

               This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and an acknowledgment hereof by each of the Subsidiary Guarantors and each of Company's other Subsidiaries and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                          [Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                         COMPANY:

                         LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                         By: /s/ John C. McBride, Jr.
                            ----------------------------------------------------
                             Name:  John C. McBride, Jr.
                             Title: Senior Vice President and General Counsel

                         LENDERS:

                         BANKERS TRUST COMPANY,
                         as Administrative Agent, Co-Syndication Agent and as a Lender

                         By: /s/ Gregory P. Shefrin
                            ----------------------------------------------------
                             Name:  Gregory P. Shefrin
                             Title: Director

                         CREDIT SUISSE FIRST BOSTON,
                         as a Co-Syndication Agent and as a Lender

                         By: /s/ Kristin Lepri
                            ----------------------------------------------------
                             Name:  Kristin Lepri
                             Title: Associate

                         By: /s/ David L. Sawyer
                            ----------------------------------------------------
                             Name:  David L. Sawyer
                             Title: Vice President

                         BANK OF AMERICA, N.A.,
                         as a Co-Syndication Agent and as a Lender

                         By:  /s/ Sean W. Cassidy
                             ----------------------------------------------
                             Name:  Sean W. Cassidy
                             Title: Vice President

                         THE BANK OF NEW YORK,
                         as a Co-Syndication Agent and as a Lender

                         By:  /s/ John R. Ciulla
                             ----------------------------------------------
                             Name:  John R. Ciulla
                             Title: Vice President

                         ABN AMRO BANK N.V.

                         By:  /s/ Ian A. Hodgart
                             ----------------------------------------------
                             Name:  Ian A. Hodgart
                             Title: Authorized Signatory

                         THE BANK OF NOVA SCOTIA

                         By: _____________________________________________
                             Name:
                             Title:

                         THE BANK OF TOKYO MITSUBISHI TRUST

                         By: _____________________________________________
                             Name:
                             Title:

                         BARCLAYS BANK PLC

                         By:  /s/ Edward G. Hamway, Jr.
                             ---------------------------------------------
                             Name:  Edward G. Hamway, Jr.
                             Title: Director

                         CREDIT INDUSTRIEL ET COMMERCIAL

                         By: _____________________________________________
                             Name:
                             Title:

                         By: _____________________________________________
                             Name:
                             Title:

                         THE DAI-ICHI KANGYO BANK, LTD.

                         By: _____________________________________________
                             Name:
                             Title:

                         ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

                         By:  /s/ John S. Runnion
                             ----------------------------------------------
                             Name:  John S. Runnion
                             Title: First Vice President

                         FLEET NATIONAL BANK

                         By: _____________________________________________
                             Name:
                             Title:

                                      THE FUJI BANK, LIMITED - NEW YORK BRANCH

                                      By:______________________________________
                                          Name:
                                          Title:

                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                      By:_______________________________________
                                          Name:
                                          Title:

                                      RIGGS BANK, N.A.

                                      By:_______________________________________
                                          Name:
                                          Title:

                                      SUMMIT BANK

                                      By:_______________________________________
                                          Name:
                                          Title:

                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION

                                      By:_______________________________________
                                          Name:
                                          Title:

                                      BANK LEUMI USA

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      PNC BANK, NATIONAL ASSOCATION

                                      By:_______________________________________
                                          Name:
                                          Title:

                                      STB DELAWARE FUNDING TRUST I

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      NATEXIS BANQUE POPULAIRES

                                      By:_______________________________________
                                         Name:
                                         Title:

                                      By:_______________________________________
                                         Name:
                                         Title:

                               ACKNOWLEDGMENT OF
            THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

          Each of the undersigned, as (i) a Guarantor under that certain Subsidiary Guaranty dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Guaranty") in favor of Bankers Trust Company ("BTCo") as agent for the benefit of Lenders (as defined therein), any Interest Rate Exchangers (as defined therein), and, subject to subsection 3.12 thereof, for the benefit of the other Beneficiaries (as defined therein), (ii) a Grantor under that certain Subsidiary Security Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Security Agreement") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein), (iii) a Pledgor under that certain Subsidiary Pledge Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Pledge Agreement") in favor of BTCo as agent for the benefit of Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein) and (iv) a Grantor under that certain Subsidiary Trademark Security Agreement dated as of May 14, 1998, with additional counterparts thereof executed by certain of the undersigned on February 28, 2000 and September 15, 2000 (the "Trademark Security Agreement") in favor of BTCo as agent for the benefit of the Lenders (as defined therein) and any Interest Rate Exchangers (as defined therein), hereby acknowledges that it has read this Third Amendment and Limited Waiver to Credit Agreement (this "Agreement") and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of the undersigned under the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement shall not be impaired or affected and each of the Guaranty, the Security Agreement, the Pledge Agreement and the Trademark Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                         71ST & 3RD AVE. CORP.
                         ANDY CANDY CO., INC.
                         BEAVER VALLEY CINEMAS, INC.
                         BERKELEY CINEMA CORP.
                         BRICK PLAZA CINEMAS, INC.
                         BRICKTOWN PICTURE CORP.
                         CAMPUS CINEMAS, INC.
                         CASTLE THEATRE CORP.
                         CINNAMINSON THEATRE CORP.
                         CINE WEST, INC.
                         CINEMA DEVELOPMENT CORPORATION
                         CINEMA INVESTMENTS, INC.
                         CINEMA 275 EAST, INC.
                         CIRCLE TWIN CINEMA CORP.
                         CITYPLACE CINEMAS, INC.
                         COLLEGE THEATRE CORP.
                         COLORADO CINEMAS, INC.

                               Acknowledgment-1

                         CONTINENT CINEMAS, INC.
                         CRESCENT ADVERTISING CORPORATION
                         CRESTWOOD CINEMAS, INC.
                         CROFTON QUAD CORPORATION
                         D.H. GARFIELD ADVERTISING AGENCY, INC.
                         DISTRICT AMUSEMENT CORPORATION
                         DOWNSTATE THEATRE CORPORATION
                         EAST WINDSOR PICTURE CORP.
                         EATONTOWN THEATRE CORP.
                         ETON AMUSEMENT CORPORATION
                         FALL RIVER CINEMA, INC.
                         FLAT WOODS THEATER CORPORATION
                         FORTY-SECOND STREET CINEMAS, INC.
                         FOUNTAIN CINEMAS, INC.
                         FREEHOLD CINEMA CENTER, INC.
                         FREEHOLD PICTURE CORP.
                         GERARD THEATRE CORPORATION
                         H&M CINEMA CORPORATION
                         HAWTHORNE AMUSEMENT CORPORATION
                         HINSDALE AMUSEMENT CORPORATION
                         I-75 THEATRES, INC.
                         J-TOWN CINEMAS, INC.
                         KIPS BAY CINEMAS, INC.
                         LANCE THEATRE CORPORATION
                         LEXINGTON MALL CINEMAS CORPORATION
                         LEXINGTON NORTH PARK CINEMAS, INC.
                         LEXINGTON SOUTH PARK CINEMAS, INC.
                         LIBERTY TREE CINEMA CORP.
                         LOEWS 34TH ST. SHOWPLACE CINEMAS, INC.
                         LOEWS AKRON CINEMAS, INC.
                         LOEWS ARLINGTON CINEMAS, INC.
                         LOEWS ARLINGTON WEST CINEMAS, INC.
                         LOEWS ASTOR PLAZA, INC.
                         LOEWS BALTIMORE CINEMAS, INC.
                         LOEWS BAY TERRACE CINEMAS, INC.
                         LOEWS BEREA CINEMAS, INC.
                         LOEWS BOULEVARD CINEMAS, INC.
                         LOEWS BRISTOL CINEMAS, INC.
                         LOEWS BROADWAY CINEMAS, INC.
                         LOEWS BROOKFIELD CINEMAS, INC.
                         LOEWS BURLINGTON CINEMAS, INC.
                         LOEWS CALIFORNIA THEATRES, INC.
                         LOEWS CEDAR CINEMAS, INC.
                         LOEWS CENTERPARK CINEMAS, INC.
                         LOEWS CENTURY MALL CINEMAS, INC.

                               Acknowledgment-2

                         LOEWS CHERI CINEMAS, INC.
                         LOEWS CHERRY TREE MALL CINEMAS, INC.
                         LOEWS CHICAGO CINEMAS, INC.
                         LOEWS CHISHOLM PLACE CINEMAS, INC.
                         LOEWS CINEMAS ADVERTISING, INC.
                         LOEWS CINEPLEX INTERNATIONAL HOLDINGS, INC.
                         LOEWS CLARKSVILLE CINEMAS, INC.
                         LOEWS CONNECTICUT CINEMAS, INC.
                         LOEWS CORAL SPRING CINEMAS, INC.
                         LOEWS CRYSTAL RUN CINEMAS, INC.
                         LOEWS DEAUVILLE GULF CINEMAS, INC.
                         LOEWS DEAUVILLE KINGWOOD CINEMAS, INC.
                         LOEWS DEAUVILLE NORTH CINEMAS, INC.
                         LOEWS DEAUVILLE SOUTHWEST CINEMAS, INC.
                         LOEWS DEWITT CINEMAS, INC.
                         LOEWS EAST VILLAGE CINEMAS, INC.
                         LOEWS EAST HANOVER CINEMAS, INC.
                         LOEWS ELMWOOD CINEMAS, INC.
                         LOEWS EXHIBITION RIDE INC.
                         LOEWS FINE ARTS CINEMAS, INC.
                         LOEWS FORT WORTH CINEMAS, INC.
                         LOEWS FREEHOLD MALL CINEMAS, INC.
                         LOEWS FRESH POND CINEMAS, INC.
                         LOEWS FRONT STREET CINEMAS, INC.
                         LOEWS FUQUA PARK CINEMAS, INC.
                         LOEWS GREECE CINEMAS, INC.
                         LOEWS GREENWICH CINEMAS, INC.
                         LOEWS GREENWOOD CINEMAS, INC.
                         LOEWS HARMON COVE CINEMAS, INC.
                         LOEWS-HARTZ MUSIC MAKERS THEATRES, INC.
                         LOEWS HOLIDAY CINEMAS, INC.
                         LOEWS HOUSTON CINEMAS, INC.
                         LOEWS I-45 CINEMAS, INC.
                         LOEWS INDIANA CINEMAS, INC.
                         LOEWS KENTUCKY CINEMAS, INC.
                         LOEWS LAFAYETTE CINEMAS, INC.
                         LOEWS LEVITTOWN CINEMAS, INC.
                         LOEWS LINCOLN PLAZA CINEMAS, INC.
                         LOEWS LINCOLN THEATRE HOLDING CORP.
                         LOEWS LOUISVILLE CINEMAS, INC.
                         LOEWS MEADOWLAND CINEMAS, INC.
                         LOEWS MEADOWLAND CINEMAS 8, INC.
                         LOEWS MEMORIAL CITY CINEMAS, INC.
                         LOEWS MERRILLVILLE CINEMAS, INC.
                         LOEWS MOHAWK MALL CINEMAS, INC.

                               Acknowledgment-3

                         LOEWS MONROE CINEMA, INC.
                         LOEWS MONTGOMERY CINEMAS, INC.
                         LOEWS MOUNTAINSIDE CINEMAS, INC.
                         LOEWS NEW JERSEY CINEMAS, INC.
                         LOEWS NEWARK CINEMAS, INC.
                         LOEWS NORGATE CINEMAS, INC.
                         LOEWS NORWALK CINEMAS, INC.
                         LOEWS OPERATIONAL RIDE THEATERS INC.
                         LOEWS ORLAND PARK CINEMAS, INC.
                         LOEWS ORPHEUM CINEMAS, INC.
                         LOEWS PALISADES CENTER CINEMAS, INC.
                         LOEWS PARADISE CINEMAS, INC.
                         LOEWS PARK CENTRAL CINEMAS, INC.
                         LOEWS PEMBROKE PINES CINEMAS, INC.
                         LOEWS PENTAGON CITY CINEMAS, INC.
                         LOEWS PIPER'S THEATRES, INC.
                         LOEWS PITTSFORD CINEMAS, INC.
                         LOEWS POST CINEMAS, INC.
                         LOEWS PRESTON PARK CINEMAS, INC.
                         LOEWS RICHMOND MALL CINEMAS, INC.
                         LOEWS RIDGEFELD PARK CINEMAS, INC.
                         LOEWS ROLLING MEADOWS CINEMAS, INC.
                         LOEWS ROOSEVELT FIELD CINEMAS, INC.
                         LOEWS SAKS CINEMAS, INC.
                         LOEWS SHOWBOAT CINEMAS, INC.
                         LOEWS SOUTH SHORE CINEMAS, INC.
                         LOEWS SOUTHLAND CINEMAS, INC.
                         LOEWS STONYBROOK CINEMAS, INC.
                         LOEWS THEATRE MANAGEMENT CORP.
                         LOEWS THEATRES CLEARING CORP.
                         LOEWS TOMS RIVER CINEMAS, INC.
                         LOEWS TOWNE CINEMAS, INC.
                         LOEWS TRYLON THEATRE, INC.
                         LOEWS USA CINEMAS INC.
                         LOEWS VESTAL CINEMAS, INC.
                         LOEWS WASHINGTON CINEMAS, INC.
                         LOEWS WEST CINEMAS, INC.
                         LOEWS WEST LONG BRANCH CINEMAS, INC.
                         LOEWS WESTERVILLE CINEMAS, INC.
                         LOEWS WESTPORT CINEMAS, INC.
                         LOEWS WILLISTON CINEMAS, INC.
                         LOEWS WORLDGATE CINEMAS, INC.
                         LOEWS YORKTOWN CINEMAS, INC.
                         LTM NEW YORK, INC.
                         MALL PICTURE CORP.

                               Acknowledgment-4

                         MASSACHUSETTS CINEMA CORP.
                         MICKEY AMUSEMENTS, INC.
                         MID-STATES THEATRES, INC.
                         MIDCIN INC.
                         MIDDLEBROOK THEATRE CORPORATION
                         MIDSTATE THEATRE CORP.
                         MIDTOWN CINEMA, INC.
                         MINNESOTA CINEMAS, INC.
                         MONTCLAIR CINEMAS, INC.
                         MOVIEHOUSE CINEMAS, INC.
                         MUSIC MAKERS THEATRES, INC.
                         NEW BRUNSWICK CINEMAS, INC.
                         NICKELODEON BOSTON, INC.
                         NORTHERN NEW ENGLAND THEATRES, INC.
                         NORTH VERSAILLES CINEMAS, INC.
                         NUTMEG THEATRE CIRCUIT, INC.
                         OXMOOR CINEMAS, INC.
                         PARAMAY PICTURE CORP.
                         PARKCHESTER AMUSEMENT CORPORATION
                         PARSIPPANY THEATRE CORP.
                         PLAINVILLE CINEMAS, INC.
                         PLAZA CINEMAS, INC.
                         POLI-NEW ENGLAND THEATRES, INC.
                         PUTNAM THEATRICAL CORPORATION
                         QUAD CINEMA CORP.
                         RACELAND CINEMAS, INC.
                         RED BANK THEATRE CORPORATION
                         ROCHESTER HILLS STAR THEATRES, INC.
                         S&J THEATRES INC.
                         SACK THEATRES, INC.
                         SALEM MALL THEATRE, INC.
                         STAR THEATRES, INC.
                         STAR THEATRES OF MICHIGAN, INC.
                         STROUD MALL CINEMAS, INC.
                         SYCAMORE THEATRE, INC.
                         TALENT BOOKING AGENCY, INC.
                         TAYLOR STAR THEATRES, INC.
                         THEATRE HOLDINGS, INC.
                         THI HOLDINGS, INC.
                         THIRTY-FOURTH STREET CINEMAS, INC.
                         TIMES THEATRES CORPORATION
                         TOMS RIVER THEATRE CORP.
                         TOWNE CENTER CINEMAS, INC.
                         TRI-COUNTY CINEMAS, INC.
                         TRI-SON SUPPLY CORP.

                               Acknowledgment-5

                         TRIANGLE THEATRE CORP.
                         U.S.A. CINEMAS, INC.
                         VILLAGE CINEMAS, INC.
                         WEBSTER CHICAGO CINEMAS, INC.
                         WESTCHESTER CINEMAS, INC.
                         WESTLAND CINEMAS, INC.
                         WHITE MARSH CINEMAS, INC.
                         WOODRIDGE CINEMAS, INC.
                         C.O.H. ENTERTAINMENT, INC.
                         CINEPLEX ODEON FILMS, INC.
                         CINEPLEX ODEON FILMS INTERNATIONAL, INC.
                         PLITT SOUTHERN THEATRES, INC.
                         PLITT THEATRES, INC.
                         RKO CENTURY WARNER THEATRES, INC.
                         SEDGWICK MUSIC COMPANY
                         THE WALTER READE ORGANIZATION, INC.
                         ILLINOIS CINEMAS, INC.
                         METHUEN CINEMAS, INC.
                         NORTH STAR CINEMAS, INC.
                         ROSEMONT CINEMAS, INC.
                         WOODFIELD CINEMAS, INC.
                         LOEWS CITYWALK THEATRE CORPORATION
                         BOSTON CINEMAS, INC.
                         SOUTH HOLLAND CINEMAS, INC.
                         LTM TURKISH HOLDINGS, INC.
                         SPRINGFIELD CINEMAS, INC.
                         SKOKIE CINEMAS, INC.
                         SEATTLE CINEMAS, INC.
                         LONG ISLAND CINEMAS, INC.

                         By: /s/ John C. McBride, Jr.
                            -------------------------------------------
                              Name:  John C. McBride, Jr.
                              Title: Senior Vice President and General Counsel
                                         of each of the foregoing

                               Acknowledgment-6

                    DOWNTOWN BOSTON CINEMAS, LLC
                    LOEWS PLAINVILLE CINEMAS, LLC
                    LOEWS NORTH VERSAILLES CINEMAS, LLC
                    RICHMOND MALL CINEMAS, LLC
                    LEWISVILLE CINEMAS, LLC
                    METHUEN CINEMAS, LLC
                    OHIO CINEMAS, LLC
                    SPRINGFIELD CINEMAS, LLC
                    LOEWS GARDEN STATE CINEMAS, LLC
                    GATEWAY CINEMAS, LLC
                    WATERFRONT CINEMAS, LLC

                    By: Plitt Theatres, Inc., sole member of each of the
                        foregoing

                        By:  /s/ John C. McBride, Jr.
                            ---------------------------------------
                            Name:  John C. McBride, Jr.
                            Title: Senior Vice President and General Counsel
Counsel

                               Acknowledgment-7

                                  SCHEDULE A


Leasehold Properties

Theatre ID          Name                       Address

169                 Paramus Route 4            250 East Route 4
                                               Paramus, New Jersey 07652

194                 Cherry Hill                2121 Route 38
                                               Cherry Hill, New Jersey 08002

220                 New Brunswick              15 US Highway 1
                                               New Brunswick, New Jersey 08903

233                 Freehold Metroplex         101 Trotters Way
                                               Freehold, New Jersey 07728


Fee Property

Theatre ID          Name                       Address

176                 Wayne                      67 Willowbrook Boulevard
                                               Wayne, New Jersey 07470

                                  Sched. A-1